                                                                   EXHIBIT 10.66


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH NOR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY, NOR HAS ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT OR THE MERITS OF THIS OFFERING. NO TRANSFER OF ANY SECURITIES OFFERED HEREBY SHALL BE PERMITTED UNTIL THE TRANSFEROR SHALL HAVE COMPLIED WITH ALL RESTRICTIONS ON TRANSFER SET FORTH HEREIN AND SUCH SECURITIES HAVE BEEN REGISTERED UNDER SUCH ACTS OR UNTIL THE COMPANY SHALL HAVE RECEIVED A FAVORABLE OPINION FROM LEGAL COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER SUCH ACTS. ANY REPRESENTATION CONTRARY TO THE ABOVE IS UNLAWFUL.

                         FORM OF SUBSCRIPTION AGREEMENT


Denali Incorporated
1360 Post Oak Blvd., Suite 2250
Houston, Texas  77056-3023

Ladies and Gentlemen:

    The undersigned (the "Undersigned") understands that Denali Incorporated, a Delaware corporation (the "Company"), is offering for sale (the "Offering") an aggregate of 489,190 shares of its Common Stock, $.01 par value (the "Common Stock"). The Undersigned further understands that the Offering is being made without registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), and is being made only to Accredited Investors (as defined in Rule 501 of Regulation D under the Securities Act). The number of shares of Common Stock offered to the Undersigned is set forth underneath the Undersigned's name on the signature page hereof.

1) Subscription. Subject to the terms and conditions hereof, the Undersigned hereby irrevocably subscribes for and agrees to purchase from the Company the number of shares of Common Stock set forth underneath the Undersigned's name on the signature page attached hereto, for a cash purchase price of $9.25 per share (the "Purchase Price"). The Undersigned agrees to deliver the Purchase Price to the Company in cash or check within five days after being so requested by the Chairman of the Board or the President of the Company. The Undersigned understands that separate Subscription Agreements will be executed with other purchasers for the remainder of the shares of Common Stock to be sold in this Offering.

2)   Acceptance of Subscription.

     a) The Undersigned understands and acknowledges that (i) subject to paragraph 2(b) below, the Company has the unconditional right, exercisable in its sole and absolute discretion, to accept or reject this Subscription Agreement, in whole or in part,
          (ii) subscriptions need not be accepted in the order received, (iii) all subscriptions are subject to prior sale and to withdrawal, modification or cancellation of the Offering by the Company, (iv) no subscription shall be valid unless and until accepted by the Company,
          (v) this Subscription Agreement shall be deemed to be accepted by the Company only when it is signed by an authorized officer of the Company on behalf of the Company, and (vi) notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue shares of Common Stock to any person to whom the issuance of the shares of Common Stock would constitute a violation of the Securities Act or any state securities laws. The Company will deliver certificates representing the shares of Common Stock purchased by the Undersigned to the Undersigned promptly after the later of the acceptance of this Subscription Agreement by the Company (the "Time of Acceptance") or the tendering by the Undersigned of the Purchase Price.

     b) If the acquisition of Welna N.V. is not consummated (the "Welna Acquisition"), the undersigned will not be required to purchase any shares of Common Stock subject to the Subscription Agreement.

3) Use of Proceeds. The Company will use the proceeds of this Subscription Agreement for general working capital needs of the Company, including to fund a portion of the Welna Acquisition.

4) Representations, Warranties and Covenants of the Company. As of the Time of Acceptance, the Company represents and warrants to and covenants with the Undersigned as follows:

     a) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets.

     b) The Company has duly authorized the issuance and sale of up to an aggregate of $5 million in shares of Common Stock at a purchase price of $9.25 per share.

     c) The Common Stock, when issued and paid for, will represent validly authorized, duly issued and fully paid and non-assessable shares of Common Stock of the Company.

     d) Since June 30, 1998, the Company has filed all forms, reports or other documents required to be filed with the Securities and Exchange Commission (the "Commission"), including (i) all Annual Reports on Form 10-K, (ii) all Quarterly Reports on Form 10-Q, (iii) all proxy statements relating to meetings of shareholders and (iv) all Current Reports on Form 8-K (collectively, the "Company SEC Reports"). The Company SEC Reports were prepared in all material respects in accordance with the Securities Exchange Act of 1934, as amended, and the Company SEC Reports did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to make the statement therein, in light of the circumstances under which they were made, not misleading.

5) Representations, Warranties and Covenants of the Undersigned. The Undersigned hereby represents and warrants to and covenants with the Company and to each officer, director and agent of the Company as follows:

     a)   General:

          i) The Undersigned has all requisite authority to enter into this Subscription Agreement and to perform all the obligations required to be performed by the Undersigned hereunder.

          ii) The Undersigned is the sole party in interest and is not acquiring the Common Stock as an agent or otherwise for any other person. The Undersigned is a resident of the state set forth below his, her or its name on the signature page hereto and (A) if a corporation, partnership, trust or other form of business organization, it has its principal office within such state; (B) if an individual, he or she has his or her principal residence in such state; and (C) if a corporation, partnership, trust or other form of business organization which was organized for the specific purpose of acquiring the Common Stock, all of the beneficial owners are residents of such state.

     b)   Information Concerning the Company:

          i) The Undersigned is familiar with the business and financial condition, properties, operations and prospects of the Company, and has been afforded the opportunity to ask questions of, and has received satisfactory answers from, the Company's officers and directors, or other persons acting on the Company's behalf, concerning the business and financial condition, properties, operations and prospects of the Company and concerning the terms and conditions of the Offering.

          ii) The Undersigned understands that, unless the Undersigned notifies the Company in writing to the contrary before the Time of Acceptance, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Time of Acceptance, taking into account all information received by the Undersigned.

          iii) The Undersigned understands that the purchase of the Common Stock involves various risks and that no assurance can be given as to the future value of any investment in the Common Stock or the future financial condition or results of operations of the Company.

          iv) The Undersigned is relying solely on the representations and warranties and other information contained herein and the answers to questions with respect thereto furnished to the Undersigned by the Company. No representations or warranties have been made to the Undersigned by the Company as to the tax consequences of this investment or as to profits, losses or cash flow which may be received or sustained as a result of this investment.

          v) All documents, records and books pertaining to a proposed investment in the Common Stock which the Undersigned has requested have been made available to the Undersigned.

     c)   Status of the Undersigned:

          i) The Undersigned has had the opportunity to consult with the Undersigned's own attorney and/or accountant regarding the Undersigned's investment in the Common Stock and their suitability for purchase by the Undersigned, and to the extent necessary, the Undersigned has retained, at the Undersigned's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits, risks and consequences of this Subscription Agreement and of purchasing and owning the Common Stock.

          ii) The Undersigned represents that the Undersigned is (PLEASE INITIAL EACH CATEGORY BELOW WHICH IS APPLICABLE TO THE UNDERSIGNED):

         (  )       (A)  a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000
                    (including the value of homes, home furnishings and personal automobiles);

         (  )       (B)  a natural person who had an individual income in excess of $200,000 in each of the last two years or joint income with his or her spouse in excess of $300,000 in each of the last two years and who reasonably expects to reach the same level of individual or joint income this year. For purposes of the Offering, individual income shall equal adjusted gross income, as reported in the Undersigned's federal income tax return, less any income attributable to a spouse or to property owned by the spouse, and as may be further adjusted in accordance with the rules, regulations and releases of the Commission;

         (  )       (C)  any entity in which all of the equity owners are
                    accredited investors.

          iii) The Undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Common Stock.

     d)   Restrictions on Transfer or Sale of the Common Stock:

          i) The Undersigned is acquiring the Common Stock subscribed for solely for the Undersigned's own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Common Stock. The Undersigned understands that the offer and sale of the Common Stock has not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Undersigned and the other representations made by the Undersigned in this Subscription Agreement. The Undersigned understands that the Company is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

          ii) The Undersigned understands that the shares of Common Stock are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the Undersigned may dispose of the Common Stock only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Undersigned understands that the Company has no obligation or intention to register any of the Common Stock purchased by the Undersigned hereunder, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the Undersigned understands that under the Commission's rules, the Undersigned may dispose of the Common Stock only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Undersigned or pursuant to Rule 144 under the Securities Act. As a consequence, the Undersigned must bear the economic risks of the investment in the Common Stock for an indefinite period of time.

          iii) The Undersigned agrees: (A) that the Undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Common Stock, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Common Stock under the Securities Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (B) that the Company and any transfer agent for the Common Stock shall not be required to give effect to any purported transfer of any of the Common Stock except upon compliance with the foregoing restrictions and the receipt of a favorable opinion of counsel satisfactory to the Company and/or evidence satisfactory to the Company that such restrictions have been complied with; and (C) that a legend in substantially the following form will be placed on the certificates representing the Common Stock:

          iv) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE COMPANY WILL NOT TRANSFER SUCH SECURITIES EXCEPT UPON RECEIPT OF A FAVORABLE OPINION OF COUNSEL AND/OR EVIDENCE SATISFACTORY TO THE COMPANY THAT

               THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

          v) The Undersigned has not offered or sold any portion of the subscribed for Common Stock and has no present intention of dividing such Common Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

6) Survival; Indemnification. All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in this Section 6 shall survive (i) the acceptance of this Subscription Agreement by the Company, (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of the Undersigned, and (iii) the death or disability of the Undersigned. The Undersigned acknowledges the meaning and legal consequences of the representations, warranties and covenants in Section 6 hereof and that the Company has relied upon such representations, warranties and covenants in determining the Undersigned's qualification and suitability to purchase the Common Stock. The Undersigned hereby agrees to indemnify, defend and hold harmless the Company, its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys' fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation of the Undersigned herein or the breach of any warranty or covenant herein by the Undersigned. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Undersigned shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or state securities laws.

7) Conditions to Obligations of the Undersigned and the Company. The obligations of the Undersigned to purchase and pay for the Common Stock specified herein and of the Company to sell such Common Stock are subject to the condition that the representations and warranties of the Company contained in Section 4 hereof and of the Undersigned contained in Section 5 hereof shall be true and correct on and as of the Time of Acceptance in all respects with the same effect as though such representations and warranties had been made on and as of the Time of Acceptance.

8) Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

     a)   if to the Company, to the following address:

          Denali Incorporated
          1360 Post Oak Boulevard, Suite 2250
          Houston, Texas  77056-3023
          Attention:  Mel Carter

     b) if to the Undersigned, to the address set forth on the signature page hereto;

     c) or at such other address as either party shall have specified by notice in writing to the other.

9) Notification of Changes. The Undersigned agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the Time of Acceptance which would cause any representation, warranty, covenant or other statement contained in this Subscription Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the Time of Acceptance.

10) Assignability. This Subscription Agreement is not assignable by the Undersigned, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

11) Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns.

12) Obligations Irrevocable. The obligations of the Undersigned shall be irrevocable, except with the consent of the Company, until the Time of Acceptance or earlier termination of the Offering.

13) Entire Agreement. This Subscription Agreement constitutes the entire agreement of the Undersigned and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

14) Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Texas, as such law applies to agreements between Texas residents entered into and to be performed entirely within Texas, exclusive of any conflicts of law principles; and the parties hereto agree that the state and federal courts situated in Harris County, Texas shall have personal jurisdiction over the parties hereto to hear all disputes arising under this Subscription Agreement. This Subscription Agreement is to be at least partially performed in Harris County, Texas and, as such, the parties agree that venue shall be proper with the state or federal courts in Harris County, Texas to hear such disputes. If any party is not able to effect service of process upon any other party with respect to such disputes, such other party expressly agrees that the Secretary of State for the State of Texas shall be an agent for such other party to receive service of process on behalf of such other party with respect to such disputes.

15) Severability. If any provision of this Subscription Agreement or the application thereof to the Undersigned or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

16) Headings. The headings in this Subscription Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

17) Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

18) Documents Being Tendered. The Undersigned hereby tenders (or has previously tendered) two completed and executed copies of this Subscription Agreement (one of which will be executed by a representative of the Company and returned to the Undersigned upon acceptance) and will tender, within five days of being so requested by the Chairman of the Board or President of the Company, cash or a check payable to "Denali Incorporated" for the Purchase Price as defined in Section 1 hereof (if payment is to be made other than by wire transfer).

         NOTE: PLEASE BE CERTAIN YOU HAVE INITIALED THE APPROPRIATE CATEGORY OF ACCREDITED INVESTOR IN SECTION 6(c).

         IN WITNESS WHEREOF, the Undersigned has executed this Subscription Agreement this _____ day of __________, 1999.

TYPE OF OWNERSHIP (Check One):

( )  INDIVIDUAL OWNERSHIP (one signature required)

( ) TRUST, AGENT OR OTHER PERSON ACTING IN A REPRESENTATIVE CAPACITY (List the name of the person or entity who will be the record holder and provide
     (i) copy of trust agreement, power of attorney or other instrument granting the power and authority to subscribe, or (ii) an opinion of counsel as to such power and authority)

( )  JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (both or all parties must sign)

( ) COMMUNITY PROPERTY (one signature required if shares are held in one name, i.e., managing spouse; two signatures required if shares are held in both names)

( ) TENANTS IN COMMON (both or all parties must sign) (Can only be used if parties are related and living in same household)

( ) CORPORATION (please include copies of the corporation's Articles of Incorporation and bylaws)

( )  PARTNERSHIP (include copy of Partnership Agreement authorizing signature)

         (1) If a Partnership, Corporation or other qualified association, the signature should be in the name of such entity followed by the authorized signature and title of the person signing.

         (2) Second signature required for any joint investment.

Name of Investor:

Signature:
           ----------------------------------
   Title:
Address:
Social Security or Tax I.D. No.:
                                 -----------------------------------

If joint investment:
                      ----------------------------------------------

     Name of additional investor:
                                  ----------------------------------

         Signature:
                        --------------------------------------------

         Title (if applicable):
                                ------------------------------------

         Address:
                  --------------------------------------------------

         Social Security or Tax I.D. No.:
                                          --------------------------

No. of shares of Common Stock subscribed for:
                                                 -------------------

Accepted by Denali Incorporated

By:
    ----------------------------------------------------------------
    Name:
    Title:

                                                                       EXHIBIT A


                           FORM OF ACQUISITION ABSTRACT


                                     [date]


Canadian Imperial Bank of Commerce, as Administrative Agent for the financial institutions party to the Credit Agreement referred to below
425 Lexington Avenue
New York, New York 10017

Attention:        Mr. Michael Daven

Ladies and Gentlemen:


         The undersigned refers to the Credit Agreement dated as of January 12, 1999 (as amended, restated, modified, or supplemented from time to time, the "Credit Agreement", the defined terms of which are used herein unless otherwise defined herein), among Denali Incorporated (the "Borrower"), the financial institutions party thereto (the "Lenders"), Canadian Imperial Bank of Commerce, as a administrative agent for the Lenders ("Administrative Agent") and ING (U.S.) Capital LLC, as a documentation agent.

         The Borrower intends to make a Permitted Acquisition (the "Proposed Acquisition"), and in connection therewith hereby certifies the following to the Administrative Agent and the Lenders:

         1. Attached hereto as Exhibit A is a summary of the proposed Permitted Acquisition, including a description of the business operations and assets to be acquired, the rationale for the acquisition, strategic reasons for the acquisition and the consideration to be paid (including assumed indebtedness, stock, earn-outs, liabilities and subordinated debt proposed to be issued in connection therewith), and such summary fairly presents the contemplated transaction.

         2. Attached hereto as Exhibit B are historical financial statements regarding the Acquired Business covering the period of the most recently completed twelve calendar months of the Borrower, the Borrower's proposed adjustments to the historical financial statements reflecting nonrecurring expenses and income, and historical proforma financial statements for the operations to be acquired in the proposed Permitted Acquisition giving effect to such adjustments.

         3. Attached hereto as Exhibit C are consolidated historical proforma financial statements for the Borrower for the most recently completed four fiscal quarters of the Borrower giving effect to the proposed Permitted Acquisition as set forth in the historical proforma financial statements described in paragraph 2 above.

         4. Attached hereto as Exhibit D is a completed Borrowers Base Certificate and certificate of a Responsible Officer of the Borrower, demonstrating the Borrower's compliance with the covenants contained in Section
10.1 and the requirements of the definition of "Permitted Acquisition" of the Credit Agreement on a proforma basis after giving effect to the proposed Permitted Acquisition in accordance with the consolidated historical proforma financial statements described in paragraph 3 above.

         5. The following sets forth the information to demonstrate compliance with the requirements of the definition of "Permitted Acquisition" in connection with the proposed Permitted Acquisition:

                  (a) the Senior Leverage Ratio, as of the last day of the calendar month preceding the calendar month in which the Acquisition Closing Date occurs, for the twelve consecutive months immediately preceding such date (calculated on a pro-forma basis, taking into account the acquisition of the Acquired Business, as if such Permitted Acquisition had been consummated as of the first day of such twelve month period) is_______ to 1.00 for such period [not to be greater than 3.50 to 1.00]; and

                  (b) the Leverage Ratio, as of the last day of the calendar month preceding the calendar month in which the Acquisition Closing Date occurs, for the twelve consecutive months immediately preceding such date (calculated on a pro-forma basis as if such Permitted Acquisition had been consummated as of the first day of such twelve month period) is________ to 1.00 for such period {not to be greater than 4.00 to 1.00].

Borrower represents and warrants that it has conducted appropriate customary environmental, legal, accounting and other diligence in connection with the proposed acquisition and there are no contingent liabilities, including environmental liabilities, litigation liabilities, and assumed contractual liabilities, associated with the Proposed Acquisition that could reasonably be expected to have a Material Adverse Effect.


     [the Borrower hereby requests the Majority Banks' approval as required by the definition of "Permitted Acquisitions" of the Credit Agreement.]

     [the Borrower hereby further requests the following waivers and consents in connection with the Proposed Acquisition.]


                                       Very truly yours,


                                       DENALI INCORPORATED



                                       By:
                                            ------------------------
                                       Name:
                                       Title: